CULLEN HIGH DIVIDEND EQUITY FUND
A Series of Cullen Funds Trust

SUPPLEMENT DATED NOVEMBER 28, 2005
TO PROSPECTUS DATED OCTOBER 28, 2005

Please note the following changes to your prospectus with respect to the Cullen High Dividend Equity Fund (the “Fund”):

Change in Dividends and Distributions

The Fund has changed its dividend distribution schedule referenced in your prospectus as follows:

DISTRIBUTIONS AND TAXES

The Fund will distribute substantially all of its net investment income no less frequently than monthly and any net capital gains that it has realized will be distributed at least annually. Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or the check remains outstanding for at least 6 months, the Fund reserves the right to reinvest the check at the then current NAV until you notify the Fund with different instructions. You will pay tax on dividends from the Fund whether you receive them in cash or additional shares.

Please keep this Supplement with your Prospectus.